Annual Meeting of Stockholders October 28, 2021 10:00 AM

Welcome and Introductory Remarks Craig L. Montanaro Director, President and Chief Executive Officer

John J. Mazur, Jr., Chairman Theodore J. Aanensen John F. McGovern Raymond E. Chandonnet Craig L. Montanaro John N. Hopkins Leopold W. Montanaro Catherine A. Lawton Christopher Petermann Joseph P. Mazza Charles J. Pivirotto John F. Regan Members of the Board of Directors

Executive Management Team Eric B. Heyer Senior Executive Vice President Chief Operating Officer Keith Suchodolski Executive Vice President Chief Financial Officer Patrick M. Joyce Executive Vice President Chief Lending Officer Anthony V. Bilotta, Jr. Executive Vice President Chief Banking Officer Thomas D. DeMedici Executive Vice President Chief Credit Officer John V. Dunne Executive Vice President Chief Risk Officer Erika K. Parisi Executive Vice President Chief Administrative Officer Timothy A. Swansson Executive Vice President Chief Technology & Innovation Officer

Corporate Secretary Kearny Financial Corp. Gail Corrigan Senior Vice President Legal Counsel Luse Gorman, PC Marc Levy, Esq. Independent Registered Public Accounting Firm Crowe LLP Andrey Dragun, CPA Senior Manager Inspector of Election Computershare Amilja Regan Assistant Vice President Other Participants

Business of the Meeting Proposals to be voted upon: Election of four directors, each for a three-year term; Approval of Kearny Financial Corp. 2021 Equity Incentive Plan; Ratification of the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2022; Advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement; Advisory, non-binding proposal, with respect to the frequency that stockholders will vote on our executive compensation. Review of Financial Results Stockholder Questions Report of the Inspector of Election

Review of Financial Results Fiscal Year Ended June 30, 2021

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, The effects of COVID-19 on our business, financial condition or results of operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes, competition among financial services providers and, the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. Forward Looking Statements & Non-GAAP Financial Measures

NASDAQ: KRNY Market Cap: $981.6 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 48 full-service branches2 in 12 counties throughout northern and central New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of October 18, 2021 2 As of June 30, 2021 Source: S&P Global Market Intelligence & Company Filings Corporate Headquarters Fairfield, NJ 07004 Existing Branch Locations PENNSYLVANIA NEW YORK CUMBERLAND CAPE MAY ATLANTIC BURLINGTON GLOUCESTER SALEM CAMDEN MERCER HUNTERDON SOMERSET WARREN SUSSEX PASSAIC MORRIS ESSEX UNION MONMOUTH OCEAN RICHMOND KINGS HUDSON BERGEN MIDDLESEX NEW JERSEY Company Overview

Financial Highlights Net income increased 41% to $63.2 million, or $0.77 per share Net interest margin expanded 27 bps to 2.80% Completed acquisition of MSB Financial Corp., adding assets of $581.9 million Core non-maturity deposits grew $712.5 million, or 27.5% Increased gain on sale of loans by $2.4 million, or 75.0% For the Fiscal Year Ended June 30, 20211 As of June 30, 2021 $7.3 billion in total assets $4.8 billion in total loans $5.5 billion in total deposits $1.0 billion in total equity Certain reclassifications have been made to conform to the current year presentation. Such reclassifications had no impact on net income or stockholder’s equity as previously reported.

Capital Strength Tier 1 Leverage Ratio2 Total Risk-Based Capital Ratio2 Peer group includes BRKL, BMTC, CLBK, CNOB, DCOM, FLIC, FFIC, LBAI, EBSB, NFBK, PGC, STBA, TMP, TRST Peer group Tier 1 Leverage and Total Risk-Based Capital Ratios based on March 31, 2021 results. Source: S&P Global Market Intelligence & Company Filings Robust capital levels support growth and capital management activities Sizable public float and strong liquidity Index membership (ABA, Nasdaq, Russell)

Capital Management Capital Returned to Stockholders $714 million of capital returned to stockholders via dividends and share repurchases over the past 5 years During fiscal 2021, 10.6 million shares repurchased at an average price of $11.26 per share, or 107% of 06/30/21 tangible book value Source: Company Filings

Earnings Performance Net Income & Return on Average Assets1 Earnings per Share1 1) Although management believes core net income, EPS and ROAA, which are non-GAAP measures, are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Core net income, EPS and ROAA exclude non recurring income and expenses, including various merger related items. Refer to Appendix A for a reconciliation of GAAP to Non-GAAP measures. Source: S&P Global Market Intelligence & Company Filings Sustained growth trajectory in core net income, earnings per share and return on assets GAAP EPS: 4-Yr CAGR = 36.8%

1 As of and for the quarter ended June 30, 2021. Source: S&P Global Market Intelligence & Company Filings Deposits Consolidated 15 branches over a two-year period while shifting the deposit base towards lower cost core deposit relationships Deposit Composition1 Deposit Growth Consolidated 15 branches over a two year period while shifting the deposit base towards lower cost core deposit relationships. Three additional branch consolidations scheduled for Q2 FY 2022

Mortgage Banking 1-4 Family Avg. LTV = 59.0% Home Equity Avg. LTV = 41.0% $350,000 $300,000 $250,000 $200,000 $ 150,000 $100,000 $50,000 $0 $84,430 $713 2017 FY $78,766 $742 2018 FY $54,288 $524 2019 FY $282,277 $3,159 202 FY $285,385 $5,147 2021 FY $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Principal Sold Gain on Sale Residential 1-4 Family Loans Sold Source: Company Filings

Portfolio Lending Loan Composition1 Geographic Distribution2 1 As of and for the quarter ended June 30, 2021. Certain reclassifications have been made to conform to the current year presentation. Such reclassifications had no impact on net income or stockholder’s equity as previously reported. 2 As of June 30, 2021 Source: S&P Global Market Intelligence & Company Filings Loan-to-Value by Real Estate Secured Segment2 Strategy designed to grow and diversify the loan portfolio; focused on growth in C&I and construction credits with seasoned principals and superior credit metrics

Asset Quality Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets 1 As of June 30, 2021; amounts shown in millions 2 The Company adopted CECL methodology effective FY 2021 Q1 Source: S&P Global Market Intelligence & Company Filings Non-Performing Loans1 Allowance for Credit Losses on Loans (ACL)2 At June 30, 2021, COVID related deferments totaled $5.6 million or 0.1% of total loans.

M&A History and Strategy Experienced acquirer and integrator, having successfully completed 7 whole-bank acquisitions over the past 25 years Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focus on limiting tangible book value dilution and earn-back periods while generating strong EPS accretion and operating leverage

Technology Roadmap Omni-channel sales and service model Traditional in-branch products available online and via mobile channels Adoption of Glia, a next-generation digital client service solution Acquisition of best-in-breed digital and mobile banking front-end solutions Streamline the client experience, improve operating efficiency and expand our knowledge of how to best serve our clients Automation of residential mortgage application process, workflow and pricing model Leverage data analytics, machine learning and artificial intelligence to aid in client retention and further grow wallet share Bank-wide cloud migration to accommodate scalable and rapidly upgradable technology systems Partnerships with FinTech firms, such as ZSuite Technologies, who provide innovative products and services which provide unique value to our clients

Environment, Social & Governance (ESG) The Company’s inaugural ESG Report was released in September 2021, disclosing the Company’s efforts related to: Environmental sustainability and carbon footprint reduction Cyber security, community re-investment and affordable housing initiatives Human capital initiatives, including our diversity, equity & inclusion program Corporate governance and compliance Going forward, the Company’s progress towards its ESG goals will be monitored and reported publicly on an annual basis

Financial Update First Quarter Fiscal 2022

First Quarter Fiscal 2022 Repurchased 3.2 million shares at $12.35 per share Authorized additional 10% repurchase plan on 9/22/21 Increased dividend 10%, to $0.11 per share Financial Highlights Record net income of $19.7 million, or $0.26 per share Net interest margin expanded 7 bps to 2.99% Non-interest-bearing deposits grew $37.6 million, or 6.3% Gain on sale of residential loans totaled $1.0 million Capital Management Strategies

1 As of and for the quarter ended September 30, 2021. Source: S&P Global Market Intelligence & Company Filings Deposit Composition1 First Quarter Fiscal 2022 LTV by Real Estate Secured Segment1 Loan Composition1 QTD Cost of Deposits 0.29% 11.7% 35.9% 20.2% 32.2% Noninterest bearing DDA Interest bearing DDA Savings Certificates of deposit Loan Type Balance (000;s) Loan to Value (LTV) 1-4 Family $1,483.1 60% Multifamily $1,978.7 64% CRE $1,023.4 53% Construction $112.2 61% Home Equity $44.9 47% Total $4642.3 60% QTD Yield on Loans 3.99% 30.8% 0.9% 41.1% 21.3% 2.3% 0.1% 3.5% 1-4 Family Home Equity Multifamily CRE Construction Consumer Commercial

Questions? Stockholder Questions

Report of the Inspector of Election Results of Voting

Annual Meeting of Stockholders October 28, 2021 10:00 AM

Non-GAAP Reconciliation